SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934.

Filed by the  Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                   ----------------------------------------
                            AMERICAN AADVANTAGE FUNDS
                      AMERICAN AADVANTAGE MILEAGE FUNDS
                 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      ---------------------------------------
      2)    Aggregate number of securities to which transaction applies:
      ---------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      ---------------------------------------
      4)    Proposed maximum aggregate value of transaction:
      ---------------------------------------
      5)    Total fee paid:
      ---------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      -------------------------
      2)    Form, Schedule or Registration Statement No.:
      -------------------------
      3)    Filing Party:
      -------------------------
      4)    Date File

                            AMERICAN AADVANTAGE FUNDS
                        American AAdvantage Balanced Fund

                        AMERICAN AADVANTAGE MILEAGE FUNDS
                    American AAdvantage Balanced Mileage Fund

                       4333 Amon Carter Boulevard, MD 5645
                             Fort Worth, Texas 76155


                               September 21, 2001


Dear Shareholder:

    The American AAdvantage Funds and the American AAdvantage Mileage Funds (the "Trusts") will hold a combined special meeting of shareholders on October 17, 2001 for shareholders of the Funds listed above (the "Funds"). At the meeting, shareholders will be asked to vote on a proposal to approve an amendment to the Management Agreement between each respective Trust and AMR Investment Services, Inc. (the "Manager") to allow the Manager to assume direct portfolio management of a portion of the Fund's assets and receive additional fees for such additional services. If the proposals are approved, the Manager expects the Fund's expenses to decrease. The enclosed Proxy Statement explains the proposal in detail. Please read it carefully.

VOTING PROCEDURES
    The Funds currently operate under a master-feeder structure, pursuant to which each Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio of the AMR Investment Services Trust ("AMR Trust"), which has an identical investment objective to the Funds. Interest holders of the Balanced Portfolio will hold a separate meeting to vote on the same matters described above as they relate to the AMR Trust. Shareholders of each Fund will be asked to provide voting instructions as to the AMR Trust meeting. The Funds will cast their votes in the same proportion as the votes cast by the Funds' shareholders at the meeting.

CONCLUSION
    We urge you to vote by telephone, Internet, or by completing and returning the enclosed proxy card(s) promptly, even if you plan to be present at the meeting. A postage-paid return envelope is enclosed, if you choose to mail your card(s). Your prompt response will help eliminate the cost of further proxy solicitations. Should you have any questions about the proposals, please do not hesitate to contact us. We look forward to receiving your proxy.


                      Sincerely yours,

                      /s/ William F. Quinn
                      -------------------------------------

                      William F. Quinn
                      President
                      American AAdvantage Funds
                      American AAdvantage Mileage Funds

                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE BALANCED FUND

                        AMERICAN AADVANTAGE MILEAGE FUNDS
                    AMERICAN AADVANTAGE BALANCED MILEAGE FUND

                           4333 AMON CARTER BOULEVARD
                             FORT WORTH, TEXAS 76155

                         -----------------------------

                       NOTICE OF COMBINED SPECIAL MEETING
                                 OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 17, 2001

                         -----------------------------


TO THE SHAREHOLDERS:

    Notice is hereby given that a combined special meeting of the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts") for the shareholders of the funds listed above (the "Funds") will be held on WEDNESDAY, OCTOBER 17, 2001, AT 1:00 P.M. CENTRAL TIME at the offices of AMR Investment Services, Inc. (the "Manager"), 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

    Under a master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust"). As a result, you will be asked to vote twice on each of the following proposals, once to approve that proposal on behalf of the AMR Trust Portfolio and once to approve that proposal on behalf of the Fund(s) in which you are a shareholder.

(1) To authorize the Trusts, on behalf of the Funds, to vote at a meeting of the AMR Trust to approve an amendment to the Management Agreement between the AMR Trust and the Manager to allow the Manager to serve as an investment adviser for a portion of the fixed income assets of the Portfolio and to receive an additional fee for such service;

(2) To approve an amendment to the Management Agreement between each respective Trust and the Manager to allow the Manager to serve as an investment adviser for a portion of the fixed income assets of the Funds and to receive an additional fee for such service;

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on August 31, 2001. If you owned shares in more than one Trust or more than one Fund, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. If you attend the meeting, you may vote your shares in person.

                      By order of the Board of Trustees,

                      ROBERT J. ZUTZ
                      SECRETARY

September 21, 2001


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                      REGARDLESS OF HOW MANY SHARES YOU OWN

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. AS AN ALTERNATIVE TO MAILING YOUR PAPER PROXY CARD(S) TO US TO VOTE, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. TO VOTE IN THIS MANNER, PLEASE REFER TO THE ENCLOSED INSTRUCTIONS FOR THE TOLL-FREE TELEPHONE NUMBER AND THE INTERNET ADDRESS. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSONS, THEY WILL NOT BE VOTED.
--------------------------------------------------------------------------------

                            AMERICAN AADVANTAGE FUNDS
                            -------------------------
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        ---------------------------------

                           4333 Amon Carter Boulevard
                             Fort Worth, Texas 76155

                              ---------------------


                                 PROXY STATEMENT

                   Combined Special Meeting of Shareholders
                         To Be Held on October 17, 2001

                              ---------------------


    This document is a Proxy Statement for the American AAdvantage Balanced Fund ("Balanced Fund") of the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Balanced Mileage Fund ("Balanced Mileage Fund") of the American AAdvantage Mileage Funds ("Mileage Trust") (each a "Fund" and collectively, the "Funds").

    This Proxy Statement and the accompanying proxy card(s) will be mailed to shareholders on or about September 21, 2001. This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the AAdvantage Trust and the Board of Trustees of the Mileage Trust to be used at the Combined Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 1:00 p.m. Central Time on Wednesday, October 17, 2001, at the offices of AMR Investment Services, Inc. (the "Manager"). The Manager serves as manager and administrator to the AAdvantage Trust, Mileage Trust and AMR Investment Services Trust ("AMR Trust") (collectively, the "Trusts"). SWS Financial Services, located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the Trusts. The purpose of the Meeting is set forth in the accompanying Notice.

    The Funds currently seek their investment objectives by investing all of their investable assets in the Balanced Portfolio (the "Portfolio") of the AMR Trust, which has an investment objective identical to the Funds. At a meeting of interest holders of the Portfolio, each Fund will vote its interest in the Portfolio of the AMR Trust in proportion to the votes cast by that Fund's shareholders when a meeting of interest holders of the Portfolio of the AMR Trust is called. Each Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because a Fund's votes are proportionate to its percentage interest in the Portfolio of the AMR Trust, the majority of the Portfolio's interest holders could approve an action against which a majority of the voting securities of a Fund had voted.

    The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation from the Trusts for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager for the purposes of printing and mailing proxy materials to shareholders and tabulating voting results. All expenses incurred in connection with preparing these proxy materials will be borne pro rata by the AAdvantage Trust, the Mileage Trust and the AMR Trust based upon relative net assets of each applicable Fund.

    A majority of each applicable Fund's shares of beneficial interest outstanding on August 31, 2001 ("Record Date"), represented in person or by proxy, constitutes a quorum, and a quorum must be present for the transaction of business with respect to each proposal. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST the proposals, for which the required vote is a majority of the outstanding voting securities, as defined below.

    The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy vote is received and has been properly executed. If your proxy vote is properly executed and you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals. You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

    The Balanced Fund offers multiple classes of shares, including the AMR Class, PlanAhead Class and Institutional Class. The Balanced Mileage Fund offers only one class of shares. Each share of each class is entitled to one vote. None of the proposals in this Proxy Statement require separate voting by class. As of the Record Date, there were issued and outstanding the following number of shares of each Fund:

                     TOTAL NUMBER                               TOTAL NUMBER
                      OF SHARES                                  OF SHARES
AADVANTAGE TRUST     OUTSTANDING      MILEAGE TRUST             OUTSTANDING
----------------     -----------      -------------             -----------
Balanced Fund      57,844,991.819     Balanced Mileage Fund     137,458.149


    For a list of shareholders who owned of record five percent or more of the shares of each Fund as of the Record Date, see Appendix A. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of each Fund as of August 31, 2001. In addition, the Manager has no knowledge of any purchases or sales of securities of the Manager or its parent company by any directors of the Funds since the beginning of the Funds' most recent fiscal year.

    Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. ONE COPY OF THIS PROXY STATEMENT WILL BE DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, WRITE TO THE MANAGER AT 4333 AMON CARTER BOULEVARD, MD 5645, FORT WORTH, TEXAS 76155 OR CALL 1-800-388-3344. IF YOU RECEIVE A PROXY STATEMENT FOR EACH SHAREHOLDER WHO SHARES YOUR ADDRESS AND WOULD LIKE TO RECEIVE A SINGLE COPY OF THESE MATERIALS, PLEASE WRITE TO OR CALL THE MANAGER AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE.

    Approval of the proposals outlined below with respect to a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund. Approval and implementation of the proposals is conditioned upon approval of the proposals by shareholders of both Funds and the approval of interest holders of the AMR Trust Portfolio.


PROPOSALS 1 AND 2: APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT

    Shareholders are being asked to approve an amendment to the Management Agreement between each Trust and the Manager (the "Amended Agreements") to allow the Manager to perform additional advisory services for the Funds and receive an additional fee for such services.

THE CURRENT INVESTMENT ADVISERS

    The Funds' assets are currently allocated among three investment advisers: Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, Inc. ("Brandywine") and Merrill Lynch Investment Managers,

L.P. ("MLIM"). Each investment adviser currently manages both the equity and fixed income portions of Fund assets allocated to them.

    Recently, MLIM informed the Manager that it plans to disband the team currently managing MLIM's portion of the Funds' fixed income investments. The Manager proposes to assume direct portfolio management of the fixed income portion of the Funds' assets that currently are allocated to MLIM. These portfolio management services would be in addition to the direct portfolio management services that AMR already renders with respect to the Funds' short-term cash assets. For these additional services, the Manager would receive additional fees under the Amended Agreements solely in connection with the assets at issue.

    If the proposals are approved, the Fund's fixed income assets will be allocated, generally on an equal basis, among the Manager, Barrow, and Brandywine. The Fund's equity assets will continue to be allocated, generally on an equal basis, among Barrow, Brandywine and MLIM. In addition, the Manager currently invests the portion of Fund assets that the investment advisers determine should be allocated to high-quality short-term debt obligations. If the proposals are approved, the Manager will continue to invest these short-term cash assets.

THE CURRENT MANAGEMENT AGREEMENTS

    Under the current Management Agreements, the Manager is obligated to provide or oversee the provision of all administrative, investment advisory and portfolio management services for the Trusts. The Manager develops the investment programs for each Fund, selects and changes investment advisers (subject to requisite approvals), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions, oversees each Fund's securities lending activities and actions taken by the securities lending agent, and invests the portion of Fund assets that the investment advisers determine should be allocated to high quality short-term debt obligations.

    The Manager bears the expense of providing the above services and pays the fees of each Fund's advisers. As compensation, the Manager receives from the Funds an annualized fee, which is calculated and accrued daily and payable monthly, equal to the sum of (1) 0.10% of the net assets of the Balanced

Portfolio of the AMR Trust plus (2) all fees payable by the Manager to the Funds' investment advisers. Total management fees paid by the Balanced Portfolio of the AMR Trust for the fiscal year ended October 31, 2000 were approximately $2,603,000 of which approximately $1,728,000 was paid by the Manager to other investment advisers.

    As the sole initial shareholder of the AAdvantage and Mileage Trusts, the Manager approved the Management Agreements with those Trusts on March 13, 1987 and September 28, 1995, respectively. As the sole initial interest holder in the AMR Trust, the Manager approved the Management Agreement with the AMR Trust on October 31, 1995. The Management Agreements between the Manager and the Trusts were last approved by shareholders on December 16, 1996. The Boards of Trustees most recently renewed the Management Agreements at their February 21, 2001 meeting.

THE PROPOSED AMENDED AGREEMENTS

    The Amended Agreements are identical to the current Management Agreements, except with respect to compensation and effective date. Under the Amended Agreements, the Manager will continue to receive compensation in the amount of 0.10% of all Balanced Portfolio assets for the services the Manager currently provides the Funds as described above. The Amended Agreements further provide that the Manager will receive an additional 0.15% of the net fixed income asset portion of the Balanced Portfolio under its management. AS THIS FEE IS LOWER THAN THE ADVISORY FEE CURRENTLY PAID TO MLIM, THE FUND'S EXPENSES ARE EXPECTED TO DECREASE AS A RESULT OF THE APPROVAL OF THE AMENDED AGREEMENTS. From the beginning of its fiscal year on November 1, 2000 through June 30, 2001, the Balanced Portfolio of the AMR Trust paid to MLIM approximately $119,000 in management fees for MLIM's portion of the fixed income assets. If the Manager's proposed fee had been in place for the same period, the Portfolio would have paid approximately $85,000 or 29% less than MLIM in management fees for the same amount of assets.

    Each Amended Agreement will remain in full force with respect to a Trust for so long as its continuance is specifically approved at least annually by a vote of a majority of all Trustees of the respective Trust, including a majority of those Trustees who are not deemed to be "interested" persons of the Trust. Notwithstanding the foregoing, the Amended Agreements may be terminated at any time with respect to any Fund (1) by either the Manager or the Trust, without payment of any penalty, on sixty days' written notice, (2) by vote of the Board of Trustees or (3) by vote of a majority of the outstanding voting securities of the Fund. Each Amended Agreement will terminate automatically in the event of its assignment.

    On August 24, 2001, the Board of each Trust approved, subject to shareholder approval, to appoint the Manager as an investment adviser to the Funds and the Portfolio pursuant to the Amended Agreements. The Boards based their approval on the belief that it would be in the best interests of the Funds, their shareholders, the Portfolio and its interest holders to retain the Manager as an investment adviser pursuant to the Amended Agreements. In determining to recommend the appointment of the Manager as an investment adviser, the Boards reviewed the services provided by the Manager and analyzed the factors they deemed relevant, including the nature, quality and scope of services provided by the Manager to the Funds. The Board considered, among other factors, the superior performance achieved by the Manager for similar accounts under its management, the lower fees the Funds would incur as a result of the proposed arrangement, and the fact that the previous team that managed the Funds' fixed income assets at MLIM has left the firm.

ABOUT THE MANAGER

    AMR Investment Services, Inc., a Delaware corporation, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and serves as the Manager of the American AAdvantage Funds complex. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The principal offices of both the Manager and AMR Corporation are at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155. As of July 31, 2001, the Manager had approximately $29.2 billion of assets under management, including approximately $17.0 billion under active management and $12.2 billion as named fiduciary or financial adviser. Of the total, approximately $12.5 billion of assets are related to AMR Corporation.

    The principal executive officer and each director of the Manager, including any position they hold as an officer and/or a Trustee of the Trusts, are as follows. The principal business address of each individual listed below is 4333 Amon Carter Boulevard, Fort Worth, Texas 76155.

NAME               PRINCIPAL OCCUPATION
----               --------------------
Tom Horton         Chairman of the Manager
Robert Baker       Director of the Manager
Charles MarLett    Secretary of the Manager
William F. Quinn   President of the Manager, Trustee and President of each Trust
Rebecca L. Harris  Treasurer  of the Manager, Vice President of each Trust

    Approval and implementation of Proposals 1 and 2 are conditioned on receiving approval on a similar proposal from the interest holders of the Portfolio of the AMR Trust. Such approval is required because each Fund must have substantially the same investment restrictions as its corresponding Portfolio.

EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.


                              SHAREHOLDER PROPOSALS

    As a general matter, the AAdvantage Trust and the Mileage Trust do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to their Fund at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155 so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the AAdvantage Trust and the Mileage Trust are required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.


                                 OTHER BUSINESS

    Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

                                By order of the Board of Trustees,

                                ROBERT J. ZUTZ
                                Secretary


    September 21, 2001


                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY
                      ACCORDING TO THE INSTRUCTIONS ON THE
                             ENCLOSED PROXY CARD(S).

                                   APPENDIX A

    The following chart is a list of those shareholders who, as of Record Date, owned of record more than 5% of the shares of a Fund.

BALANCED FUND                               NUMBER OF SHARES        % OF SHARES
-------------                               ----------------        -----------
AMR  Corporation and subsidiary companies    44,719,917.777            77.3%
and Employee  Benefit Trusts thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
Sabre Inc. and Employee Benefit Trusts       11,427,503.222            19.8%
thereof
  4255 Amon Carter Blvd.
  Fort Worth, TX 76155
BALANCED MILEAGE FUND
---------------------
Walter M.& M. Susan Jay                           8,102.266             5.9%
  309 W. Maple
  Hinsdale, IL 60521
Anthony Barrasso                                  7,597.113             5.5%
  160 Floral Park St.
  Islip Terrace, NY 11752
Alton W. & Doris A. Becker                        7,428.495             5.4%
  3421 Viscount Dr.
  Arlington, TX 76016
Michael George                                    6,960.769             5.1%
  334 S. Henderson Rd.
  King of Prussia, PA 19406

                       AMERICAN AADVANTAGE BALANCED FUND

                    Combined Special Meeting of Shareholders

                                October 17, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced fund (the "Fund") held of record by the undersigned on August 31, 2001, at the meeting of shareholders to be held on October 17, 2001, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

VOTE BY MAIL
Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, P.O. Box 9261, Boston, MA 02205-8524. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

VOTE BY TELEPHONE
Please follow the instructions on the enclosed sheet to vote your proxy by telephone.

VOTE BY INTERNET
Please follow the instructions on the enclosed sheet to vote your proxy through the Internet.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

AMERICAN AADVANTAGE FUNDS               (1) To authorize the American AAdvantage Funds (the
                                        "AAdvantage Trust"), on behalf of the Fund, to vote at a meeting of the AMR Investment Services Trust to approve an amendment to the Management Agreement between the AMR Trust and
                                        AMR Investment Services, Inc. (the "Manager") to allow the
                                        Manager to serve as an investment adviser for a portion of the
CONTROL NUMBER:                         fixed income assets of the Portfolio and to receive an additional
RECORD DATE SHARES:                     fee for such service;

                                        For            Against            Abstain
                                              ----               ----               ----

                                        (2) To approve an amendment to the Management Agreement
                                        between the AAdvantage Trust and the Manager to allow the
                                        Manager to serve as an investment adviser for a portion of the fixed income assets of the Fund and to receive an additional fee for such service.
Please be sure to sign your name(s)
exactly as it appears on this Proxy.    For            Against            Abstain
Date                                          ----               ----               ----
     -----------

-----------------------
Shareholder sign here

-----------------------
Co-owner sign here


VOTE BY TELEPHONE                       VOTE BY INTERNET
It's fast, convenient, and immediate!   It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone    confirmed and posted.

Follow these four easy steps:           Follow these four easy steps:

1. Read the accompanying Proxy          1. Read the accompanying Proxy Statement and Proxy Card.
   Statement and Proxy Card.            2. Go to the website
2. Call the toll-free number               http://www.eproxyvote.com/aabmx
   1-877-PRX-VOTE (1-877-779-8683)      3. Enter your Control Number located on your Proxy Card.
   For shareholders residing outside    4. Follow the instructions provided.
   the United States call collect on
   a touch-tone phone 1-201-536-8073.
   There is NO CHARGE for this call.
3. Enter your Control Number located
   on your Proxy Card.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                 YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!            Go to http://www.eproxyvote.com/aabmx anytime!

PLEASE DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                   AMERICAN AADVANTAGE BALANCED MILEAGE FUND

                    Combined Special Meeting of Shareholders

                                October 17, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced fund (the "Fund") held of record by the undersigned on August 31, 2001, at the meeting of shareholders to be held on October 17, 2001, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

VOTE BY MAIL
Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, P.O. Box 9261, Boston, MA 02205-8524. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

VOTE BY TELEPHONE
Please follow the instructions on the enclosed sheet to vote your proxy by telephone.

VOTE BY INTERNET
Please follow the instructions on the enclosed sheet to vote your proxy through the Internet.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

AMERICAN AADVANTAGE MILEAGE FUNDS       (1) To authorize the American AAdvantage Mileage Funds (the
                                        "Mileage Trust"), on behalf of the Fund, to vote at a meeting of the AMR Investment Services Trust to approve an amendment to the Management Agreement between the AMR Trust and AMR
                                        Investment Services, Inc. (the "Manager") to allow the Manager to serve as an investment adviser for a portion of the fixed income assets of the Portfolio and to receive an additional fee
CONTROL NUMBER:                         for such service;

RECORD DATE SHARES:

                                        For            Against            Abstain
                                              ----               ----               ----

                                        (2) To approve an amendment to the Management Agreement
                                        between the Mileage Trust and the Manager to allow the
                                        Manager to serve as an investment adviser for a portion of the fixed income assets of the Fund and to receive an additional fee for such service.
Please be sure to sign your name(s)
exactly as it appears on this Proxy.    For            Against            Abstain
Date                                          ----               ----               ----
     -----------

-----------------------
Shareholder sign here

-----------------------
Co-owner sign here


VOTE BY TELEPHONE                       VOTE BY INTERNET
It's fast, convenient, and immediate!   It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone    confirmed and posted.

Follow these four easy steps:           Follow these four easy steps:

1. Read the accompanying Proxy          1. Read the accompanying Proxy Statement and Proxy Card.
   Statement and Proxy Card.            2. Go to the website
2. Call the toll-free number               http://www.eproxyvote.com/aadbx
   1-877-PRX-VOTE (1-877-779-8683)      3. Enter your Control Number located on your Proxy Card.
   For shareholders residing outside    4. Follow the instructions provided.
   the United States call collect on
   a touch-tone phone 1-201-536-8073.
   There is NO CHARGE for this call.
3. Enter your Control Number located
   on your Proxy Card.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                 YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!            Go to http://www.eproxyvote.com/aadbx anytime!

PLEASE DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET